FIRST AMENDMENT
TO
AMENDED AND RESTATED
SHAREHOLDER AGREEMENT
OF
MNA ADVISORS, INC.
A New York Corporation
This First Amendment (this “Amendment”) to the Amended and Restated Shareholder Agreement of MNA Advisors, Inc., a New York Corporation (the “Company”), is entered into effective as of November 23, 2011 (the “Effective Date”), by and among the shareholders of the Company (the “Shareholders”).
R E C I T A L S
WHEREAS, the Shareholders entered into the Amended and Restated Shareholders Agreement dated November 23, 2011 (the “Original Agreement”);
WHEREAS, the Shareholders agreed to clarify as of the Effective Date several provisions of the Original Agreement that did not accurately reflect the intent of the Shareholders;
WHEREAS, the Shareholders intend to memorialize the clarification; and
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the Shareholders agree as follows:
1.Definitions. Any capitalized term used, but not defined, in this Amendment shall have its respective meaning as set forth in the Original Agreement.
2.Amendments. From and after the Effective Date:
(a)    Following definition shall be added to Article 1 of the Original Agreement:
“Holdings Disposition” -- See Section 20.3.1.”
(b)    Section 20.3 shall be amended and restated in its entirety to read as follows:
“20.3.    Additional Provisions Related To Redemptions and Certain Other Matters.
20.3.1     The Company shall not hypothecate, mortgage, pledge or otherwise transfer its rights and obligations with respect to payments due as a result of redemption of M&N Group Holdings, LLC, units attributable to the sale of the Manning and Napier Group, LLC, at the initial public offering of the stock of Manning & Napier, Inc., or under an Interim Capital Transaction (the “Holdings Disposition”).

20.3.2     The Company shall elect out of the installment sale treatment under Code Section 453(d) and Treasury Regulation Section 15A.453-1(c)(1) with respect to any Holdings Disposition.
20.3.3     Upon the redemption of a share of the Company stock (for avoidance of any doubt, excluding a purchase under Article 7 or 8 of this Agreement), as consideration for the stock redeemed, the Company shall pay to the redeeming Shareholder at the end of each calendar quarter, beginning with the calendar quarter in which the redemption is effective, an amount equal to the sum of all payments received from M&N Group Holdings, LLC (including, without limitations, payments received by the Company on account of a TRA Right) during such calendar quarter, attributable to the related Holdings Disposition.
20.3.4     The Company’s obligation to make the consideration described in Section 20.3.3 with respect to a redemption shall not be evidenced by a note or another instrument transferable by the redeeming Shareholder. The Company’s obligation to pay the consideration described in Section 20.3.3 shall not be secured by the Company’s right to payments from M&N Group Holdings, LLC, with respect to the related Holdings Disposition. Any payment the Company receives on account of any Holdings Disposition shall not be set aside or escrowed and shall be available for distribution to the redeeming Shareholders only pursuant to provisions hereof.
20.3.5    A redeeming Shareholder shall not hypothecate, mortgage, pledge or otherwise transfer its rights and obligations with respect to payments for a redeemed Share.
20.3.6    The Company and the Shareholders shall elect out of the installment sale treatment with respect to the Shares redeemed under Section 20.3, under Code Section 453(d) and Treasury Regulations Section 15A.453-1(c)(1).”
3.Miscellaneous Provisions
(a)    This Amendment shall constitute and evidence the unanimous written consent of all Shareholders to this Amendment within the meaning of Section 22.2 of the Original Agreement.
(b)    Except as expressly amended hereby, the terms and conditions of the Original Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Original Agreement, the terms contained in this Amendment shall control.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.

(d)    This Amendment constitutes the entire understanding among the parties hereto. No waiver or modification of the provisions of this Amendment shall be valid unless it is in writing and executed pursuant to Section 22.2 of the Original Agreement and then, only to the extent therein set forth.
(e)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement binding on the Shareholders. For purposes of this Amendment, any signature hereto transmitted by facsimile or e-mail (in PDF format) shall be considered to have the same legal and binding effect as any original signature hereto.
[THE NEXT PAGE IS THE SIGNATURE PAGE.]

The parties hereto have, in fact, made and effectuated the agreements and transactions set forth herein above on the Effective Date, and have executed this instrument as of the 31st day of December, 2012, as a formality to confirm the agreements and transactions so made and effectuated by the parties on the Effective Date.

MNA ADVISORS, INC.:

By: /s/ Michelle Thomas
Name: MICHELLE THOMAS
Title: Corporate Secretary

SHAREHOLDERS:

/s/ Christopher Long
CHRISTOPHER LONG

/s/ Jay Welles
JAY WELLES

/s/ Jeffrey S. Coons
JEFFREY S. COONS

/s/ Christopher F. Petrosino
CHRISTOPHER F. PETROSINO

/s/ James T. Herbst
JAMES T. HERBST

/s/ Mark Macpherson
MARK MACPHERSON

/s/ Charles H. Stamey
CHARLES H. STAMEY

/s/ Brian Gambill
BRIAN GAMBILL

/s/ Gary Henderson
GARY HENDERSON

/s/ Jeffrey W. Donlon
JEFFREY W.DONLON

/s/ William Manning
WILLIAM MANNING

/s/ Jodi L. Hedberg
JODI L. HEDBERG

/s/ Michele T. Mosca
MICHELE T. MOSCA

/s/ David C. Roewer
DAVID C. ROEWER

/s/ Brian Lester
BRIAN LESTER

/s/ Timothy Willis
TIMOTHY WILLIS

/s/ George J. Nobilski
GEORGE J. NOBILSKI

/s/ Keith Harwood
KEITH HARWOOD

/s/ Ajay Sadarangani
AJAY SADARANGANI

/s/ Jeffrey A. Herrmann
JEFFREY A. HERRMANN

/s/ Paul R. Smith
PAUL R. SMITH

/s/ Kathryn Maurer
KATHRYN MAURER

/s/ Kristin Castner
KRISTIN CASTNER

/s/ Christopher Cummings
CHRISTOPHER CUMMINGS

/s/ Michael Platania
MICHAEL PLATANIA

/s/ Otto Odendahl
OTTO ODENDAHL

/s/ Antony Desorbo
ANTONY DESORBO

/s/ Jeffrey M. Tyburski
JEFFREY M. TYBURSKI

/s/ Jason Lisiak
JASON LISIAK

/s/ Robert Conrad
ROBERT CONRAD

/s/ Michele R. McGinn
MICHELE R. MCGINN

/s/ Sean J. Yarton
SEAN J. YARTON

/s/ Beth H. Galusha
BETH H. GALUSHA

/s/ Eric Daniels
ERIC DANIELS

/s/ Robert Pickels
ROBERT PICKELS

/s/ Jack W. Bauer
JACK W. BAUER

/s/ Patrick Cunningham
PATRICK CUNNINGHAM

/s/ Christine M. Glavin
CHRISTINE M. GLAVIN

/s/ B. Reuben Auspitz
B. REUBEN AUSPITZ

/s/ Christian Andreach
CHRISTIAN ANDREACH

/s/ Justin T. Goldman
JUSTIN T. GOLDMAN

/s/ Sammy Azzouz
SAMMY AZZOUZ

/s/ Michael J. Magiera
MICHAEL J. MAGIERA

/s/ Virge Trotter
VIRGE TROTTER

/s/ Scott Pilchard
SCOTT PILCHARD

/s/ Richard B. Yates
RICHARD B. YATES

/s/ Marc D. Tommasi
MARC D. TOMMASI